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                                                                 EXHIBIT - 10.25

                        AMENDMENT TO OPERATING AGREEMENT
                             OF GGP/HOMART II L.L.C.

     Amendment to Operating Agreement, dated February 8, 2008 (the "Amendment"), among GGP Limited Partnership, a Delaware limited partnership ("GGPLP"), The Comptroller of the State of New York as Trustee of the Common Retirement Fund, a fund established pursuant to NY Retirement and Social Security Law Section 422, in the custody of the Comptroller of the State of New York ("CRF" and, together with GGPLP, the "Members"), and GGP/Homart II L.L.C., a Delaware limited liability company (the "Company").

                                    RECITALS

     WHEREAS, the Members are all of the members of the Company;

     WHEREAS, the Company and the Members entered into that certain Operating Agreement dated November 10, 1999, as amended (the "Existing Operating Agreement"), relating to, among other things, the management of the Company and the transfer of units of membership interest therein; and

     WHEREAS, the Company and the Members desire to amend the Existing Operating Agreement as set forth herein to opt-in under Article 8 of the Uniform Commercial Code and provide for the certification of units of membership interest in the Company.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meanings set forth in the Existing Operating Agreement.

     2. Amendment to Definition of "Units". The definition of "Units" contained in Section 1.1 of the Existing Operating Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

          "Units" shall mean units of membership interest in the Company, including (except as otherwise expressly provided herein) the rights to allocations, distributions, management, approval and participation provided herein. Each unit of membership interest in the Company shall constitute a "security" within the meaning of, and governed by, (a) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (b) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the

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     National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

     3. Amendment to Section 2.5 of Existing Operating Agreement. Section 2.5 of the Existing Operating Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

          2.5 Classes of Units; Issuance of Certificates.

               (a) There shall be, initially, two classes of Units, consisting of Class A Units ("Class A Units") and Class B Units (the "Class B Units"), which shall have the rights and be subject to the limitations contained herein.

               (b) The Company may issue one or more certificates representing the Units of any Member and, in such event, the following shall apply with respect to each such certificate and the Units represented thereby:

                    (i) Such certificate shall certify the number and class of
               Units owned by such Member represented by such certificate and be signed by, or in the name of the Company by, the President or a Vice President, and countersigned by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Company.

                    (ii) Such certificate shall bear a legend in substantially the following form:

                    "THE RIGHTS, POWERS, PREFERENCES, RESTRICTIONS (INCLUDING TRANSFER RESTRICTIONS) AND LIMITATIONS OF THE UNITS OF MEMBERSHIP INTEREST REPRESENTED HEREBY ARE SET FORTH IN, AND THIS CERTIFICATE AND THE UNITS OF MEMBERSHIP INTEREST REPRESENTED HEREBY ARE ISSUED AND SHALL IN ALL RESPECTS BE SUBJECT TO THE TERMS AND PROVISIONS OF, THE OPERATING AGREEMENT OF THE COMPANY, DATED AS OF NOVEMBER 10, 1999, AS AMENDED AND/OR RESTATED FROM TIME TO TIME (THE "AGREEMENT"). EACH UNIT OF MEMBERSHIP INTEREST IN THE COMPANY REPRESENTED HEREBY SHALL CONSTITUTE A "SECURITY" WITHIN THE MEANING OF, AND GOVERNED BY, (A) ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE (INCLUDING SECTION 8-102(a)(15) THEREOF) AS IN EFFECT FROM TIME TO TIME IN THE STATE OF DELAWARE, AND (B) ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE OF ANY OTHER


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                    APPLICABLE JURISDICTION THAT NOW OR HEREAFTER SUBSTANTIALLY
                    INCLUDES THE 1994 REVISIONS TO ARTICLE 8 THEREOF AS ADOPTED BY THE AMERICAN LAW INSTITUTE AND THE NATIONAL CONFERENCE OF COMMISSIONERS ON UNIFORM STATE LAWS AND APPROVED BY THE AMERICAN BAR ASSOCIATION ON FEBRUARY 14, 1995. THE UNITS OF MEMBERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM."

                    (iii) The Units represented by such certificate may only be transferred upon surrender of such certificate duly endorsed or accompanied by proper evidence of succession or assignment. Upon surrender to the Company of such certificate duly endorsed or accompanied by proper evidence of succession or assignment, it shall be the duty of the Company to issue a new certificate to the Person entitled thereto, cancel the old certificate and record the transaction upon its books, subject, however, to any restrictions or limitations on the transfer thereof which may be set forth in other sections of this Agreement or which may be imposed by law or by any other agreement to which the holder of such Units is subject. The Company shall maintain books for the purpose of registering the transfer of Units.

                    (iv) In the event of loss, theft, mutilation or destruction of such certificate, a duplicate certificate shall be issued upon such terms as the Company shall reasonably prescribe.

     4. Addition of New Section 8.13 to Existing Operating Agreement. A new
Section 8.13 is hereby inserted into the Existing Operating Agreement as follows:

          8.13. Pledge of Interests to CRF. Notwithstanding anything to the contrary contained in this Agreement, the restrictions upon Transfer set forth in this Agreement shall not apply to:

               (i) the pledge by GGPLP of its membership interests in the Company (the "Pledged Collateral") to CRF and its successors and assigns to the extent that such Pledged Collateral is included in the Collateral (under and as defined in the Pledge and Security Agreement, dated as of February 8, 2008, by and among CRF and GGPLP (as amended, restated, supplemented, or otherwise modified from time to time, the "Pledge Agreement")) (such pledge and the related delivery of the certificate representing GGPLP's Units to CRF, duly endorsed and/or assigned, shall


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          not constitute a Transfer for any purpose and GGPLP shall not cease to own such Units as the result of such pledge and/or delivery); or

               (ii) any foreclosure upon or subsequent disposition of such Collateral by CRF in accordance with the terms and conditions of the Pledge Agreement (each such foreclosure or subsequent disposition, a "Collateral Transfer").

     In connection with a Collateral Transfer as to any of GGPLP's Units, the assignee shall be admitted as a Member and shall have all of the rights and powers that GGPLP previously had with respect to such Units without any further consent of the Company or any Member. Upon such Collateral Transfer as to all of GGPLP's Units, GGPLP shall cease to be a Member and shall have no further rights or obligations under this Agreement.

     5. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute the same agreement.

     6. Captions. The article and section headings appearing in this Amendment are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     7. Full Force and Effect; Etc. Except to the extent waived or modified herein, this Amendment does not constitute a waiver or modification of any provision of the Existing Operating Agreement. Except as amended hereby, the Existing Operating Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. Any references in the Existing Operating Agreement or any other document to the Existing Operating Agreement (including by use of the terms "herein," "hereof," "hereinafter," "hereto" and words of similar import), shall, unless the context otherwise requires, mean the Existing Operating Agreement, as amended by this Amendment. Notwithstanding anything to the contrary contained in the Existing Operating Agreement, the execution and performance of this Amendment by the General Growth Officers on behalf of the Company shall be deemed to have been approved by the Board (to the extent any such approval may be required) and shall not require separate approval by the Board.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the date first written above.

                                        GGP LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By: General Growth Properties, Inc.,
                                            a Delaware corporation, its general
                                            partner


                                        By: /s/ Ronald L. Gern
                                            ------------------------------------
                                        Name: Ronald L. Gern
                                        Title: Senior Vice President


                                        THE COMPTROLLER OF THE STATE OF NEW YORK
                                        AS TRUSTEE OF THE COMMON RETIREMENT
                                        FUND, a fund established pursuant to NY
                                        Retirement and Social Security Law
                                        Section 422, in the custody of the
                                        Comptroller of the State of New York


                                        By: /s/ Nick Smirensky
                                            ------------------------------------
                                        Name: Nick Smirensky
                                        Title: Deputy Comptroller


                                        GGP/HOMART II L.L.C., a Delaware limited liability company


                                        By: /s/ Ronald L. Gern
                                            ------------------------------------
                                        Name: Ronald L. Gern
                                        Title: Senior Vice President


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